UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2024

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 31, 2024, Galera Therapeutics, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on December 30, 2024, the Company completed its acquisition (the “Acquisition”) of Nova Pharmaceuticals, Inc., a Delaware corporation (the “Acquired Company”). The Acquisition was completed pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of December 30, 2024.

As a result of the Acquisition, and based on the criteria in Rule 3-05 of Regulation S-X, the Company would ordinarily be required to file historical audited financial statements for the Acquired Company as of and for the year ended December 31, 2023, certain unaudited interim financial statements, and corresponding pro forma financial information pursuant to Article 11 of Regulation S-X. However, because the Company believed that the Acquired Company’s full financial statements would not be material to the Company’s stockholders and would be of limited value to investors, the Company requested relief from the SEC from the requirements under Rule 3-05 and Article 11 of Regulation S-X to file the financial statements and pro forma financial information described above in connection with the Acquisition. In response to the waiver request, the SEC granted relief from the requirements under Rule 3-05 and Article 11 of Regulation S-X.

Accordingly, the Company is hereby amending and restating Item 9.01 of the Original Form 8-K in its entirety as follows.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company requested and was granted a waiver from the SEC that permits the Company to omit (i) the audited historical financial statements of the Acquired Company as of for the fiscal year ended December 31, 2023 and (ii) the unaudited historical interim financial statements of the Acquired Company as of and for the nine months ended September 30, 2023 and 2024, which financial statements were otherwise required by Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information

The Company requested and was granted a waiver from the SEC that permits the Company to omit pro forma financial information with respect to the Acquisition, which information was otherwise required by Article 11 of Regulation S-X.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: March 24, 2025	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer